Exhibit 99.1

Monroe Bank Reports Record Earnings for 2004

Income Up 33 Percent; Assets Exceed $600 Million

          BLOOMINGTON, Ind., Jan. 25 /PRNewswire-FirstCall/ -- Monroe Bancorp (the “Company”), Nasdaq: MROE, the independent Bloomington-based holding company for Monroe Bank (the “Bank”), reported net income of $6,705,000 or $1.11 per basic and diluted common share, for the year ended December 31, 2004, compared to $5,054,000 or $0.83 per basic and diluted common share for 2003.  This represents a 32.7 percent increase in net income, and a 33.7 percent increase in earnings per share. Earnings in 2003 were reduced by a $1,389,000 (after tax) additional loan loss provision.  Excluding the additional loan loss provision, net income for the year ended December 31, 2003 would have been $6,443,000 or $1.06 per basic and $1.05 per fully diluted common share.

          Return on average assets (ROA) for the year ended December 31, 2004 was 1.10 percent, compared to 0.90 percent for 2003.  Return on average shareholders’ equity (ROE) for 2004 was 14.44 percent, compared to 11.18 percent for the year ended December 31, 2003.  Excluding the additional loan loss provision, 2003 ROA would have been 1.14 percent and ROE would have been 13.99 percent.

          “I’m pleased by the strong earnings growth that we achieved during 2004,” said Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp and Monroe Bank.  “I’m even more pleased by the progress that we made on our number one priority, improving asset quality.”

          Asset Quality
          The Company’s loan delinquency ratio, loan balances past due 30 days or more as a percent of total loans, was 0.92 percent at December 31, 2004, down from 1.95 percent at December 31, 2003. In addition to the improved delinquency ratio, the Company’s focus on improving asset quality produced a 41.2 percent reduction in non-performing assets and 90-day past due loans year over year.  At December 31, 2004, non-performing assets and 90-day past due loans totaled $4,053,000 (0.64 percent of total assets) compared to $6,896,000 (1.17 percent of total assets) one year earlier.

          Financial Performance
          The Company’s average loan balance for December 2004 grew 13.7 percent over the average loan balance for December 2003, with most of the growth taking place in loans secured by real estate. Net interest income before the provision for loan losses increased 3.8 percent to $19,864,000 for the year ended December 31, 2004 compared to $19,140,000 for 2003.  The net interest margin compressed throughout 2004, declining from 3.63 percent for the year ended December 31, 2003, to 3.52 percent for 2004.  The decline in net interest margin was largely the result of the yield of the Company’s investment portfolio declining from 4.02 percent for 2003 to 3.31 percent for 2004.

          Non-interest income totaled $8,302,000 for the year ended December 31, 2004, compared to $8,182,000 in the corresponding period of 2003.  Included in non-interest income are net realized and unrealized securities gains of $432,000 in 2004, and gains of $582,000 in 2003.  Excluding net realized and unrealized securities gains and losses, non-interest income for the year ended December 31, 2004 increased $270,000 or 3.6 percent over the 2003 amount.

          “I’m very pleased that we were able to grow non-interest income even though, due to a less than favorable interest rate environment, fees from the origination and sale of mortgages fell by $604,000, or 36.5 percent,” said Mr. Bradford.

          The trust and asset management area continues to be a strong contributor to the success of the Company. Trust fees grew to $1,376,000 for the year ended December 31, 2004. This 23.5 percent increase over 2003 was driven by both growth in trust assets under management as well as a service fee increase implemented in the second half of 2003. Trust assets under management reached $223,269,000 at December 31, 2004, growing 16.9 percent over the $190,999,000 at December 31, 2003.

          Total non-interest expense increased 3.9 percent to $16,921,000 for year ended December 31, 2004, as compared to $16,285,000 for 2003.  Included in non-interest expense is unrealized appreciation related to the directors’ and executives’ deferred compensation plan in the amount of $259,000 for 2004 and $469,000 for 2003.  This unrealized appreciation had no effect on net income.  Non-interest expense, excluding the effect of the unrealized appreciation, grew 5.3 percent, from $15,816,000 for the twelve months ended December 31, 2003 to $16,662,000 for 2004.

          Financial Condition
          Assets for the Company exceeded $600 million for the first time in 2004, ending the year at $633,970,000, an increase of 7.6 percent from the December 31, 2003 total assets of $589,263,000.  Loans, including loans held for sale, totaled $477,085,000 on December 31, 2004, a 12.4 percent increase from total loans on December 31, 2003, which were $424,511,000.

          Strong growth in time deposits, particularly large-balance certificates of deposit, contributed to an overall deposit increase of 10.7 percent. Total deposits at December 31, 2004 were $483,534,000 compared to $436,683,000 at December 31, 2003.

          Other Company News
          The Company also listed the following among its accomplishments and announcements in 2004:

•

The Company adopted a Dividend Reinvestment Plan (DRIP) in July 2004.  More than 8.0 percent of the Company’s outstanding shares currently participate in the DRIP through the Company’s transfer agent, and others participate through brokerage-sponsored reinvestment plans.

•	The Company’s common stock price rose 27.4 percent, closing at $18.15 on December 31, 2004, up from the $14.25 closing price on December 31, 2003.

•

James D. Bremner joined the Monroe Bancorp and Monroe Bank Board of Directors in May of 2004. Mr. Bremner, President and CEO of the Indianapolis healthcare facility development and management firm Bremner & Wiley, Inc., replaced retiring director Richard P. Rechter.  Mr. Rechter, Chairman of the Rogers Group, Inc., served for 33 years on the Company’s board.

          About Monroe Bancorp
          Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary.  Monroe Bank was established in Bloomington in 1892 and offers a full range of financial, trust and investment services through its 16 offices in Central and South Central Indiana. The Company’s common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

          See attachment for additional financial information.  For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

          Use of Non-GAAP Financial Information
          To supplement the Company’s consolidated condensed financial statements presented on a GAAP basis, the Company has used non-GAAP additional measures of operating results, non-interest income, and non-interest expense adjusted to exclude certain costs, expenses, gains and losses it believes appropriate to enhance an overall understanding of the Company’s past financial performance and also its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company’s marketplace performance.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

          Forward-Looking Statements
          This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may” or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company’s filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

BALANCE SHEET *

	Quarters Ended

	Dec 2004	Sept 2004	Jun 2004

Cash and Cash Equivalents	$21,396	$29,128	$20,504
Federal Funds Sold	—	—	—
Securities	109,712	107,063	105,834
Total Loans	477,085	457,331	453,975
Loans Held for Sale	2,740	3,760	3,493
Commercial & Industrial	86,412	84,933	88,761
Real Estate:
Commercial & Residential	284,303	270,942	268,816
Construction & Vacant Land	61,828	55,586	50,194
Home Equity	25,390	25,044	24,191
Installment Loans	16,412	17,066	18,520
Reserve for Loan Losses	5,194	4,830	5,258
Bank Premises and Equipment	11,575	11,630	11,749
Federal Home Loan Bank Stock	2,439	2,413	2,386
Interest Receivable and Other Assets	16,957	17,722	18,253
Total Assets	$633,970	$620,457	$607,443
Total Deposits	$483,534	$464,023	$446,550
Noninterest Checking	71,142	95,206	70,822
Interest Bearing Checking & NOW	102,495	86,997	96,845
Regular Savings	23,608	23,659	23,375
Money Market Savings	80,054	64,267	59,466
CDs Less than $100,000	110,040	108,026	107,673
CDs Greater than $100,000	85,717	75,186	77,992
Other Time	10,478	10,682	10,377
Total Borrowings	97,378	101,869	109,399
Federal Funds Purchased	17,000	19,400	21,700
Securities Sold Under Repurchase Agreement	41,761	42,994	46,167
FHLB Advances	38,029	38,878	40,917
Loans Sold Under Repurchase Agreement	588	597	615
Interest Payable and Other Liabilities	5,674	7,903	6,252
Total Liabilities	586,586	573,795	562,201
Shareholders Equity	47,384	46,662	45,242
Total Liabilities and Shareholders’ Equity	$633,970	$620,457	$607,443
Book Value Per Share	$7.90	$7.78	$7.54
End of period shares issued and outstanding	6,035,110	6,035,110	6,040,340
Less: Unearned ESOP shares	35,767	37,059	38,384
End of Period Shares Used to Calculate Book Value	5,999,343	5,998,051	6,001,956

* period end numbers

BALANCE SHEET *

	Quarters Ended

	Mar 2004	Dec 2003

Cash and Cash Equivalents	$29,669	$33,011
Federal Funds Sold	—	—
Securities	100,327	106,195
Total Loans	440,965	424,511
Loans Held for Sale	3,079	2,219
Commercial & Industrial	85,848	83,017
Real Estate:
Commercial & Residential	263,247	257,327
Construction & Vacant Land	46,108	40,560
Home Equity	23,040	21,044
Installment Loans	19,643	20,344
Reserve for Loan Losses	5,027	5,019
Bank Premises and Equipment	11,804	11,683
Federal Home Loan Bank Stock	2,360	2,331
Interest Receivable and Other Assets	17,016	16,551
Total Assets	$597,114	$589,263
Total Deposits	$454,488	$436,683
Noninterest Checking	68,965	73,579
Interest Bearing Checking & NOW	90,060	97,618
Regular Savings	25,679	26,859
Money Market Savings	63,008	71,974
CDs Less than $100,000	100,512	94,224
CDs Greater than $100,000	96,339	62,904
Other Time	9,925	9,525
Total Borrowings	90,407	101,872
Federal Funds Purchased	6,500	8,900
Securities Sold Under Repurchase Agreement	41,345	48,507
FHLB Advances	41,934	43,825
Loans Sold Under Repurchase Agreement	628	640
Interest Payable and Other Liabilities	5,935	5,333
Total Liabilities	550,830	543,888
Shareholders Equity	46,284	45,375
Total Liabilities and Shareholders’ Equity	$597,114	$589,263
Book Value Per Share	$7.65	$7.49
End of period shares issued and outstanding	6,092,340	6,095,640
Less: Unearned ESOP shares	39,709	41,034
End of Period Shares Used to Calculate Book Value	6,052,631	6,054,606

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

BALANCE SHEET *

	Years Ended

	Dec 2004	Dec 2003

Cash and Cash Equivalents	$21,396	$33,011
Federal Funds Sold	—	—
Securities	109,712	106,195
Total Loans	477,085	424,511
Loans Held for Sale	2,740	2,219
Commercial & Industrial	86,412	83,017
Real Estate:
Commercial & Residential	284,303	257,327
Construction & Vacant Land	61,828	40,560
Home Equity	25,390	21,044
Installment Loans	16,412	20,344
Reserve for Loan Losses	5,194	5,019
Bank Premises and Equipment	11,575	11,683
Federal Home Loan Bank Stock	2,439	2,331
Interest Receivable and Other Assets	16,957	16,551
Total Assets	$633,970	$589,263
Total Deposits	$483,534	$436,683
Noninterest Checking	71,142	73,579
Interest Bearing Checking & NOW	102,495	97,618
Regular Savings	23,608	26,859
Money Market Savings	80,054	71,974
CDs Less than $100,000	110,040	94,224
CDs Greater than $100,000	85,717	62,904
Other Time	10,478	9,525
Total Borrowings	97,378	101,872
Federal Funds Purchased	17,000	8,900
Securities Sold Under Repurchase Agreement	41,761	48,507
FHLB Advances	38,029	43,825
Loans Sold Under Repurchase Agreement	588	640
Interest Payable and Other Liabilities	5,674	5,333
Total Liabilities	586,586	543,888
Shareholders Equity	47,384	45,375
Total Liabilities and Shareholders’ Equity	$633,970	$589,263
Book Value Per Share	$7.90	$7.49
End of period shares issued and outstanding	6,035,110	6,095,640
Less: Unearned ESOP shares	35,734	41,034
End of Period Shares Used to Calculate Book Value	5,999,376	6,054,606

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

	Quarters Ended

INCOME STATEMENT	Dec 2004	Sept 2004	Jun 2004

Interest Income	$7,538	$7,210	$7,081
Interest Expense	2,499	2,256	2,082
Net Interest Income	5,039	4,954	4,999
Loan Loss Provision	330	330	330
Total Noninterest Income	2,232	2,084	1,934
Service Charges on Deposit Accounts	764	738	761
Trust Fees	342	357	342
Commission Income	229	237	238
Gain on Sale of Loans	269	271	318
Realized Gains (Losses) on Securities	—	96	(17)
Unrealized Gains (Losses) on Trading Securities
Associated with Directors’ Deferred Comp Plan	172	(12)	(5)
Other Operating Income	456	397	297
Total Noninterest Expense	4,350	4,122	4,270
Salaries & Wages	1,636	1,803	1,716
Commissions & Incentive Compensation	446	365	390
Employee Benefits	424	362	428
Premises & Equipment	627	607	613
Advertising	109	142	199
Legal Fees	110	105	164
Appreciation (Depreciation) in Directors’
Deferred Compensation Plan	195	—	(10)
Other Operating Expenses	803	738	770
Income Before Income Tax	2,592	2,586	2,333
Income Tax Expense (Benefit)	864	836	759
Net Income After Tax & Before Extraordinary Items	1,728	1,750	1,574
Extraordinary Items	—	—	—
Net Income	$1,728	$1,750	$1,574
Basic Earnings Per Share	$0.29	$0.29	$0.26
Diluted Earnings Per Share	0.29	0.29	0.26

	Quarters Ended

INCOME STATEMENT	Mar 2004	Dec 2003

Interest Income	$6,903	$6,885
Interest Expense	2,031	2,058
Net Interest Income	4,872	4,827
Loan Loss Provision	330	405
Total Noninterest Income	2,051	2,068
Service Charges on Deposit Accounts	707	760
Trust Fees	335	321
Commission Income	228	228
Gain on Sale of Loans	192	210
Realized Gains (Losses) on Securities	132	(4)
Unrealized Gains (Losses) on Trading Securities
Associated with Directors’ Deferred Comp Plan	66	197
Other Operating Income	391	356
Total Noninterest Expense	4,179	4,134
Salaries & Wages	1,704	1,544
Commissions & Incentive Compensation	379	278
Employee Benefits	470	443
Premises & Equipment	627	634
Advertising	149	131
Legal Fees	127	150
Appreciation (Depreciation) in Directors’
Deferred Compensation Plan	74	212
Other Operating Expenses	649	742
Income Before Income Tax	2,414	2,356
Income Tax Expense (Benefit)	761	751
Net Income After Tax & Before Extraordinary Items	1,653	1,605
Extraordinary Items	—	—
Net Income	$1,653	$1,605
Basic Earnings Per Share	$0.27	$0.26
Diluted Earnings Per Share	0.27	0.26

	Years Ended

INCOME STATEMENT	Dec 2004	Dec 2003

Interest Income	$28,732	$27,932
Interest Expense	8,868	8,792
Net Interest Income	19,864	19,140
Loan Loss Provision	1,320	3,920
Total Noninterest Income	8,302	8,182
Service Charges on Deposit Accounts	2,970	2,801
Trust Fees	1,376	1,114
Commission Income	932	875
Gain on Sale of Loans	1,050	1,654
Realized Gains (Losses) on Securities	211	162
Unrealized Gains (Losses) on Trading Securities
Associated with Directors’ Deferred Comp Plan	221	420
Other Operating Income	1,542	1,156
Total Noninterest Expense	16,921	16,285
Salaries & Wages	6,859	6,263
Commissions & Incentive Compensation	1,580	1,515
Employee Benefits	1,685	1,674
Premises & Equipment	2,474	2,433
Advertising	598	571
Legal Fees	506	575
Appreciation (Depreciation) in Directors’
Deferred Compensation Plan	259	469
Other Operating Expenses	2,960	2,785
Income Before Income Tax	9,925	7,117
Income Tax Expense (Benefit)	3,220	2,063
Net Income After Tax & Before Extraordinary Items	6,705	5,054
Extraordinary Items	—	—
Net Income	$6,705	$5,054
Basic Earnings Per Share	$1.11	$0.83
Diluted Earnings Per Share	1.11	0.83

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

	Quarters Ended

ASSET QUALITY	Dec 2004	Sept 2004	Jun 2004

Net Charge-Offs (Recoveries)	$(35)	$759	$98
OREO Expenses (Gains)	(27)	9	103
Total Credit Charges	$(62)	$768	$201
Nonperforming Loans	$3,674	$4,369	$5,304
OREO	350	190	—
Nonperforming Assets	4,024	4,559	5,304
90 Day Past Due Loans net of
Nonperforming Loans	29	95	108
Nonperforming Assets + 90 day PD/Assets	$4,053	$4,654	$5,412
RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans	-0.03%	0.66%	0.09%
Credit Charges/Loans & OREO	-0.05%	0.67%	0.18%
Nonperforming Loans/Loans	0.77%	0.96%	1.17%
Nonperforming Assets/Loans &OREO	0.84%	1.00%	1.17%
Nonperforming Assets/Assets	0.63%	0.73%	0.87%
Nonperforming Assets+ 90 day PD/Assets	0.64%	0.75%	0.89%
Reserve/Nonperforming Loans	141.37%	110.55%	99.13%
Reserve/Total Loans	1.09%	1.06%	1.16%
Equity & Reserves/Nonperforming Assets	1306.61%	1129.46%	952.11%
OREO/Nonperforming Assets	8.70%	4.17%	0.00%
RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets	7.47%	7.52%	7.45%
Equity/Loans	9.93%	10.20%	9.97%
RATIO ANALYSIS - PROFITABILITY
Return on Average Assets	1.10%	1.14%	1.05%
Return on Average Equity	14.54%	15.14%	13.70%
Net Interest Margin (tax-equivalent) (1)	3.52%	3.57%	3.69%

	Quarters Ended

	Mar 2004	Dec 2003

ASSET QUALITY
Net Charge-Offs	$323	$1,632
OREO Expenses (Gains)	(15)	9
Total Credit Charges	$308	$1,641
Nonperforming Loans	$5,683	$6,189
OREO	346	534
Nonperforming Assets	6,029	6,723
90 Day Past Due Loans net of Nonperforming Loans	734	173
Nonperforming Assets + 90 day PD/Assets	$6,763	$6,896
RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans	0.29%	1.54%
Credit Charges/Loans & OREO	0.28%	1.54%
Nonperforming Loans/Loans	1.29%	1.46%
Nonperforming Assets/Loans &OREO	1.37%	1.58%
Nonperforming Assets/Assets	1.01%	1.14%
Nonperforming Assets+ 90 day PD/Assets	1.13%	1.17%
Reserve/Nonperforming Loans	88.46%	81.10%
Reserve/Total Loans	1.14%	1.18%
Equity & Reserves/Nonperforming Assets	851.07%	749.58%
OREO/Nonperforming Assets	5.74%	7.94%
RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets	7.75%	7.70%
Equity/Loans	10.50%	10.69%
RATIO ANALYSIS - PROFITABILITY
Return on Average Assets	1.13%	1.11%
Return on Average Equity	14.46%	13.99%
Net Interest Margin (tax-equivalent) (1)	3.72%	3.72%

	Years Ended

	Dec 2004	Dec 2003

ASSET QUALITY
Net Charge-Offs	$1,145	$3,502
OREO Expenses (Gains)	70	121
Total Credit Charges	$1,215	$3,623
Nonperforming Loans	$3,674	$6,189
OREO	350	534
Nonperforming Assets	4,024	6,723
90 Day Past Due Loans net of Nonperforming Loans	29	173
Nonperforming Assets + 90 day PD/Assets	$4,053	$6,896
RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans	0.24%	0.82%
Credit Charges/Loans & OREO	0.25%	0.85%
Nonperforming Loans/Loans	0.77%	1.46%
Nonperforming Assets/Loans &OREO	0.84%	1.58%
Nonperforming Assets/Assets	0.63%	1.14%
Nonperforming Assets+ 90 day PD/Assets	0.64%	1.17%
Reserve/Nonperforming Loans	141.37%	81.10%
Reserve/Total Loans	1.09%	1.18%
Equity & Reserves/Nonperforming Assets	1306.61%	749.58%
OREO/Nonperforming Assets	8.70%	7.94%
RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets	7.47%	7.70%
Equity/Loans	9.93%	10.69%
RATIO ANALYSIS - PROFITABILITY
Return on Average Assets	1.10%	0.90%
Return on Average Equity	14.44%	11.18%
Net Interest Margin (tax-equivalent) (1)	3.62%	3.78%

*	Based on period end numbers
(1)	Interest income on tax-exempt securities has been adjusted to a tax equivalent basis using a marginal income tax rate of 40%.

Monroe Bancorp (MROE)
(dollar amounts in thousands except per share data)

Income Statements With and Without
2003 Additional $2.3 Million Provision

	Twelve Months Ended

	12/31/04	Without Special Provision	12/31/03	With Special Provision

INCOME STATEMENT			Impact of Provision

Net Interest Income	$19,864	$19,140		$19,140
Loan Loss Provision	1,320	1,620	$2,300	3,920
Total Non-Interest Income	8,302	8,182		8,182
Service Charges on Deposit Accounts	2,970	2,801		2,801
Trust Fees	1,376	1,114		1,114
Commission Income	932	875		875
Gain on Sale of Loans	1,050	1,654		1,654
Realized Gains (Losses) on Securities	235	162		162
Unrealized Gains (Losses) on Trading Securities Associated with Directors’ Deferred Comp Plan	197	420		420
Other Operating Income	1,542	1,156		1,156
Total Non-Interest Expense	16,921	16,285		16,285
Salaries & Wages	6,859	6,263		6,263
Commissions & Incentive Compensation	1,580	1,515		1,515
Employee Benefits	1,685	1,674		1,674
Premises & Equipment	2,474	2,433		2,433
Advertising	598	571		571
Legal Fees	506	575		575
Appreciation (Depreciation) in Directors’ Deferred Compensation Plan	259	469		469
Other Operating Expenses	2,960	2,785		2,785
Income Before Income Tax	9,925	9,417	(2,300)	7,117
Income Tax Expense (Benefit)	3,220	2,974	(911)	2,063
Net Income After Tax & Before Extraordinary Items	6,705	6,443		5,054
Extraordinary Items	—	—		—
Net Income	$6,705	$6,443	$(1,389)	$5,054
Basic Earnings Per Share	$1.11	$1.06	$(0.23)	$0.83
Diluted Earnings Per Share	$1.11	$1.05	$(0.22)	$0.83
Return on Average Equity	14.44%	13.99%	(2.81)%	11.18%
Return on Average Assets	1.10%	1.14%	(0.21)%	0.90%

Contact:
Mark D. Bradford,
President and Chief Executive Officer,
(812) 331-3455

Media Contact:
Danise C. Alano,
Vice President, Marketing Director,
(812) 353-7705

Toll-free: (800) 319-2664
Fax: (812) 331-3445

SOURCE  Monroe Bancorp
            -0-                                                  01/25/2005
             /CONTACT:     Mark D. Bradford, President and Chief Executive Officer,
+1-812-331-3455, or Danise C. Alano, Vice President, Marketing Director,
+1-812-353-7705, both of Monroe Bancorp/
            /Web site:  http://www.monroebank.com /